UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07605

T. Rowe Price Mid-Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

Mid-Cap Value Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Signs of stronger economic growth and a rebound in corporate profits lifted stock markets worldwide in the first half of 2017. Major U.S. stock market benchmarks surged to record levels through June as earnings rebounded after more than a year of declining profits and investors pinned their hopes on business-friendly policies under President Donald Trump. The improving global backdrop allayed concerns about rising U.S. interest rates and geopolitical tensions in a few countries as well as misgivings about the Trump administration’s ability to deliver on its agenda. The Mid-Cap Value Fund advanced in this supportive environment.

The Mid-Cap Value Fund returned 3.10% for the six months ended June 30, 2017, versus the 5.18% return of the Russell Midcap Value Index. The fund performed roughly in line with the 3.15% return of its peer group, the Lipper Mid-Cap Value Funds Index, over the period. (Returns for the fund’s Advisor, R, and I Class shares may vary due to their different fee structures.) Every sector except energy and telecommunication services contributed to the fund’s absolute returns. On a relative basis, health care followed by real estate stocks contributed the most to performance. Conversely, information technology stocks detracted the most from relative returns mostly due to our sizable underweight to IT, the best-performing sector of the Russell benchmark.

The fund’s long-term relative performance remained favorable, as demonstrated by Morningstar’s overall five-star rating and its rank among competitive funds tracked by Lipper over longer time periods. The fund was rated against 356 mid-cap value funds as of June 30, 2017, based on risk-adjusted total returns. Ratings are determined monthly and subject to change. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year Morningstar Rating metrics. (Please refer to page 7 for additional information about Morningstar ratings.) The Mid-Cap Value Fund ranks in the bottom third of its Lipper peer group for the trailing 1-year period but ranks in the top quintile for the trailing 3-, 5-, and 10-year periods. Based on cumulative total return, Lipper ranked the Mid-Cap Value Fund 114 of 159, 24 of 136, 24 of 121, and 11 of 85 mid-cap value funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2017, respectively. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

The postelection rally in U.S. stocks continued in the first half of 2017. Hopes for tax reform, infrastructure spending, and deregulation under the Trump administration, along with a long-awaited corporate earnings recovery, drove the market’s gains. Overseas, indicators signaling rising demand and faster economic growth in many countries lifted confidence in the global outlook. The strong performance in the U.S. and other major developed markets occurred even as the Federal Reserve continued to tighten its accommodative monetary policy, which has been in place since the 2008 financial crisis. The major U.S. stock market benchmarks hit record levels in June, joining many global benchmarks that reached all-time highs.

Mid-cap stocks outperformed small-caps but trailed large-cap stocks. Growth stocks widely outpaced value stocks across all market capitalizations, according to various Russell indexes. In the mid-cap universe, growth stocks returned more than twice as much as value stocks in the first half of 2017 after trailing value stocks the previous year. Over longer periods, however, the performance of mid-cap growth and value stocks has been more evenly matched.

All but two of 11 sectors in the Russell Midcap Value Index advanced. Information technology performed the best as investors piled into fast-growing tech companies on hopes that they would outperform the overall U.S. economy. On the other hand, energy stocks declined the most as crude oil prices fell. Telecommunication services stocks also retreated as the top U.S. wireless operators grappled with weak subscriber growth and competition from cable companies.

PORTFOLIO AND STRATEGY REVIEW

Your fund’s top contributors hail from a variety of sectors, reflecting our opportunistic approach in seeking value in all areas of the market. But one trait they share is that they are all well-established companies that overcame challenges resulting from managerial missteps, macroeconomic headwinds, industry pressures, or other temporary setbacks.

Tribune Media is an example of an industry leader whose shares lagged for an extended period before the market recognized the company’s value. One of the nation’s biggest TV broadcasters, asset-rich Tribune Media emerged from bankruptcy years ago with a new lease on life and a recapitalized balance sheet. After some initial success, the company’s stock languished after investments in new programming failed to bear fruit, broadcast results lagged expectations, and concerns rose about the long-term prospects for traditional TV. We purchased Tribune Media several years ago for its attractive portfolio of assets, which include 42 television stations, the WGN America cable network, valuable real estate, and minority stakes in the Food Network and Careerbuilder.com—all of which were underappreciated by the market, in our view. Moreover, we viewed the company as a possible beneficiary of likely consolidation in the TV industry. Sinclair Broadcast Group, a key competitor, recognized the inherent value of Tribune Media when it announced that it would acquire the company for $3.9 billion, just weeks after U.S. regulators relaxed TV station ownership rules. Tribune Media was the biggest contributor, and its position was eliminated after news of the Sinclair acquisition. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We have written before about our tendency to find value in well-established companies that are dominated by a large shareholder, such as Dow Jones, Alberto Culver, Cablevision, Molex, and others. Often in such circumstances, the company’s stock trades below its intrinsic value as the controlling shareholder takes a long-term view and investors perceive little urgency on the part of management to maximize shareholder returns. Brewing company Carlsberg, which is majority-owned by a charitable trust in its native Denmark, exemplifies this pattern. Carlsberg’s controlled ownership structure—along with an unfavorable bet on the Russian market several years ago and uneven execution of its strategy—led the company to underperform its peers. But as the stock performed poorly, the Carlsberg Foundation demonstrated that it was just as motivated as its public owners to maximize value. Under new management in 2015, the company stepped up efforts to focus on fewer geographical markets, lower its cost structure, and improve its financial performance. The initiatives surprised many investors, and Carlsberg has demonstrated success in executing its new strategic plan. The company was one of our best performers over the period.

While Carlsberg can be described as a true “turnaround” situation, many of our successful investments have benefited from management teams that have optimized, rather than turned around, the business. Such was the case with medical devices company Baxter International. After spinning off its biopharmaceuticals business in 2015, Baxter’s chief executive has endeavored to slim down the company and focus on a few areas where it had built up strength over the years. Baxter’s financial performance improved as a result, and the company recently reported better-than-expected earnings. Occasionally, the presence of activist investors is enough to spark a turnaround by signaling that management is considering a change in strategy. This occurred with NRG Energy, a longtime laggard until early this year, when two outside investors disclosed that they had each bought a large stake in the power company and were leaning on management to change its business plan. Shares of NRG, one of the biggest U.S. independent power producers, have outperformed since they attracted activist scrutiny and rallied in July when management announced a major divestiture and cost-cutting plan. We have owned NRG based on our longstanding view that the company’s stock price undervalued its assets and that management could extract value through asset sales and other actions, and we are gratified that the market confirmed our views. Baxter and NRG were sizable contributors in the first half and remain large positions in your fund.

Turning to detractors, our biggest decliners were concentrated in energy—the worst-performing sector in the year’s first half. The fund owns positions in several oil and gas producers that we have accumulated over the years, each of which has unique merits independent of oil and natural gas prices. Nonetheless, their fortunes are inexorably tied to commodity prices, and a renewed downturn in energy prices this spring took a toll on Hess, Murphy Oil, and Apache. Still, we are encouraged by the potential for each of these producers to meaningfully increase output following significant oil and gas discoveries in recent years. Hess is developing one of the world’s largest oil discoveries in decades offshore Guyana in partnership with ExxonMobil and Chinese oil company CNOOC, while Apache is building the infrastructure to accommodate production from a large oil and gas discovery in the Permian Basin in West Texas. Murphy Oil, a family-dominated company that has endured cyclical ups and downs throughout its 60-plus year history, has accumulated a large position in one of the most prospective hydrocarbon basins in Canada and is proving out the feasibility of developing this large resource. Unlike many of their younger and more recently minted peers, each of these companies is living within its means, has been in business for decades, and has a history of weathering tough operating environments. We continue to maintain large positions in Hess, Murphy Oil, and Apache.

Unfavorable business decisions played a large role in the underperformance of Mattel, another large detractor. A lack of breakout toys, subpar management of some key brands, and a failure to keep pace with rapid technological changes affecting toys and retailing were among the factors contributing to an extended period of declining sales and profits. However, Mattel owns some of the best-known toy brands, including Barbie, Fisher-Price, and Hot Wheels, and we think that its shares continue to represent good value. Under the leadership of a former Google executive who took over as Mattel’s chief executive this year, we believe that the company is better positioned to monetize its brands, invest in technology, create value through licensing, and take other steps to improve its financial performance. We added to our Mattel position on weakness.

IN CLOSING

Financial markets worldwide proved resilient in the first half of 2017. Despite risks including a nuclear threat from North Korea, an unexpected downturn in oil prices, and a high level of U.S. policy uncertainty, stock markets in the U.S. and overseas climbed even as volatility gauges fell to multiyear lows. While the current rally has been good for investors, it makes the work of finding undervalued companies more challenging. As a result, we did a great deal of looking at potential opportunities over the period but relatively little buying. Stock prices don’t trade above their intrinsic values forever, however, and we are content being patient until more compelling buying opportunities materialize.

Years of experience have taught us that predicting the future is a perilous exercise. While trying to handicap the odds of various political outcomes or speculating on the direction of the economy, interest rates and the stock market can make for a lively and interesting debate, we have found it far more fruitful to focus on selecting individual stocks.

Irrespective of the current policy or economic backdrop, we look for well-established, financially stable, time-tested companies whose shares have underperformed the overall market and trade below their underlying value, yet have the potential to reflect their intrinsic value over time. We believe that our disciplined approach based on careful stock selection and maintaining a long horizon, backed by T. Rowe Price’s strengths in fundamental research, will sustain good returns for our shareholders over time.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

David J. Wallack
President of the fund and chairman of its Investment Advisory Committee

July 18, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

IMPORTANT INFORMATION ABOUT MORNINGSTAR RATINGS

Morningstar rated the fund 4, 4, and 5 stars among 356, 310, and 217 mid-cap value funds for the 3-, 5-, and 10-year periods ended June 30, 2017, respectively. The Morningstar RatingTM for funds, or “star rating,” is calculated for funds with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar risk-adjusted return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Source for Morningstar data: © 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Mid-caps typically offer greater return potential than larger, established firms and involve less risk than small-caps. Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as defined by Lipper Inc.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/17
Textron	2.4%
FirstEnergy	2.3
Bunge Limited	2.3
C.H. Robinson Worldwide	2.1
Newmont Mining	2.1
Leucadia National	2.1
EQT	2.0
Rayonier	1.9
Viacom	1.8
Fifth Third Bancorp	1.7
Baxter International	1.7
Hess	1.7
Northern Trust	1.7
News Corp	1.6
Synchrony Financial	1.6
Murphy Oil	1.5
NRG Energy	1.5
Perrigo	1.5
Apache	1.5
Hologic	1.5
Loews	1.5
Franco-Nevada	1.4
Vulcan Materials	1.4
Alkermes	1.3
Select Medical Holdings	1.3
Total	43.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 29.06	$ 24.94	$ 28.82	$ 30.05	$ 24.04	$ 21.39
Investment activities						
Net investment income[1]	0.18	0.28	0.32	0.30	0.22	0.31
Net realized and unrealized gain / loss	0.72	5.80	(1.36)	2.71	7.30	3.87
Total from investment activities	0.90	6.08	(1.04)	3.01	7.52	4.18
Distributions						
Net investment income	–	(0.27)	(0.34)	(0.31)	(0.22)	(0.32)
Net realized gain	–	(1.69)	(2.50)	(3.93)	(1.29)	(1.21)
Total distributions	–	(1.96)	(2.84)	(4.24)	(1.51)	(1.53)
NET ASSET VALUE						
End of period	**$ 29.96**	**$ 29.06**	**$ 24.94**	**$ 28.82**	**$ 30.05**	**$ 24.04**

Ratios/Supplemental Data

Total return[2]	**3.10%**	**24.32%**	**(3.41)%**	**10.60%**	**31.54%**	**19.63%**
Ratio of total expenses to average net assets	0.79%[3]	0.80%	0.80%	0.80%	0.80%	0.81%
Ratio of net investment income to average net assets	1.23%[3]	1.01%	1.12%	0.95%	0.78%	1.29%
Portfolio turnover rate	36.5%	50.4%	45.8%	32.2%	32.0%	43.7%
Net assets, end of period (in millions)	$ 11,057	$ 11,084	$ 10,107	$ 11,111	$ 10,599	$ 8,437

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 28.93	$ 24.84	$ 28.69	$ 29.93	$ 23.94	$ 21.31
Investment activities						
Net investment income[1]	0.15	0.21	0.25	0.22	0.14	0.24
Net realized and unrealized gain / loss	0.70	5.77	(1.35)	2.70	7.28	3.85
Total from investment activities	0.85	5.98	(1.10)	2.92	7.42	4.09
Distributions						
Net investment income	–	(0.20)	(0.25)	(0.23)	(0.14)	(0.25)
Net realized gain	–	(1.69)	(2.50)	(3.93)	(1.29)	(1.21)
Total distributions	–	(1.89)	(2.75)	(4.16)	(1.43)	(1.46)
NET ASSET VALUE						
End of period	**$ 29.78**	**$ 28.93**	**$ 24.84**	**$ 28.69**	**$ 29.93**	**$ 23.94**

Ratios/Supplemental Data

Total return[2]	**2.94%**	**24.02%**	**(3.65)%**	**10.33%**	**31.23%**	**19.27%**
Ratio of total expenses to average net assets	1.05%[3]	1.05%	1.05%	1.04%	1.06%	1.05%
Ratio of net investment income to average net assets	1.00%[3]	0.76%	0.87%	0.70%	0.52%	1.03%
Portfolio turnover rate	36.5%	50.4%	45.8%	32.2%	32.0%	43.7%
Net assets, end of period (in thousands)	$ 386,213	$ 445,817	$ 446,517	$ 735,224	$ 644,950	$ 568,987

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 28.53	$ 24.52	$ 28.35	$ 29.61	$ 23.70	$ 21.11
Investment activities						
Net investment income[1]	0.11	0.14	0.17	0.14	0.07	0.18
Net realized and unrealized gain / loss	0.69	5.69	(1.33)	2.67	7.20	3.81
Total from investment activities	0.80	5.83	(1.16)	2.81	7.27	3.99
Distributions						
Net investment income	–	(0.13)	(0.17)	(0.14)	(0.07)	(0.19)
Net realized gain	–	(1.69)	(2.50)	(3.93)	(1.29)	(1.21)
Total distributions	–	(1.82)	(2.67)	(4.07)	(1.36)	(1.40)
NET ASSET VALUE						
End of period	**$ 29.33**	**$ 28.53**	**$ 24.52**	**$ 28.35**	**$ 29.61**	**$ 23.70**

Ratios/Supplemental Data

Total return[2]	**2.80%**	**23.72%**	**(3.91)%**	**10.06%**	**30.90%**	**18.98%**
Ratio of total expenses to average net assets	1.30%[3]	1.29%	1.30%	1.30%	1.31%	1.32%
Ratio of net investment income to average net assets	0.73%[3]	0.52%	0.61%	0.44%	0.27%	0.75%
Portfolio turnover rate	36.5%	50.4%	45.8%	32.2%	32.0%	43.7%
Net assets, end of period (in thousands)	$ 214,221	$ 228,549	$ 218,215	$ 303,044	$ 333,031	$ 284,321

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

I Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	8/28/15[1] Through 12/31/15
NET ASSET VALUE			
Beginning of period	$ 29.05	$ 24.93	$ 28.01
Investment activities			
Net investment income[2]	0.20	0.33	0.12
Net realized and unrealized gain / loss	0.71	5.80	(0.35)
Total from investment activities	0.91	6.13	(0.23)
Distributions			
Net investment income	–	(0.32)	(0.35)
Net realized gain	–	(1.69)	(2.50)
Total distributions	–	(2.01)	(2.85)
NET ASSET VALUE			
End of period	**$ 29.96**	**$ 29.05**	**$ 24.93**

Ratios/Supplemental Data			
Total return[3]	**3.13%**	**24.54%**	**(0.62)%**
Ratio of total expenses to average net assets	0.65%[4]	0.66%	0.68%[4]
Ratio of net investment income to average net assets	1.35%[4]	1.16%	1.45%[4]
Portfolio turnover rate	36.5%	50.4%	45.8%
Net assets, end of period (in millions)	$ 1,899	$ 1,479	$ 130

(1) Inception date
(2) Per share amounts calculated using average shares outstanding method.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 91.5%		
CONSUMER DISCRETIONARY 8.0%		
Diversified Consumer Services 1.0%		
Strayer Education (1)	1,491,664	139,053
		139,053
Leisure Products 1.2%		
Mattel	6,621,500	142,561
Sankyo-Gunma (JPY)	478,300	16,248
		158,809
Media 3.7%		
News Corp, Class A	16,296,661	223,264
Scholastic	699,720	30,501
Viacom, Class B	7,283,800	244,517
		498,282
Specialty Retail 1.3%		
Chico's (1)	6,935,000	65,327
Gap	422,600	9,293
Tiffany	1,033,000	96,968
		171,588
Textiles, Apparel & Luxury Goods 0.8%		
Ralph Lauren	1,493,100	110,191
		110,191
Total Consumer Discretionary		1,077,923
CONSUMER STAPLES 9.0%		
Beverages 1.3%		
Carlsberg, Series B (DKK)	1,618,777	172,991
		172,991
Food & Staples Retailing 1.6%		
Kroger	5,795,400	135,149

Rice Energy (2)	2,513,200	66,926
		1,161,196
Total Energy		1,201,876
FINANCIALS 21.2%		
Banks 4.2%		
Fifth Third Bancorp	8,986,300	233,284
First Horizon National	9,364,995	163,138
Popular	2,060,000	85,923
WestAmerica Bank (1)	1,564,107	87,653
		569,998
Capital Markets 2.8%		
Lazard, Class A	2,244,803	104,001
LPL Financial Holdings	790,600	33,569
Northern Trust	2,338,340	227,310
Waddell & Reed Financial, Class A	1,121,390	21,172
		386,052
Consumer Finance 2.4%		
Ally Financial	5,010,590	104,721
Synchrony Financial	7,233,893	215,715
		320,436
Diversified Financial Services 3.5%		
Groupe Bruxelles Lambert (EUR)	305,522	29,407
Leucadia National	10,652,487	278,669
Pargesa Holding (CHF)	747,114	56,927
Voya Financial	2,885,000	106,428
		471,431
Insurance 7.7%		
Brown & Brown	2,706,400	116,565
CNA Financial	3,527,800	171,980
First American Financial	27,124	1,212

FNF	1,298,524	58,213
Kemper	2,029,613	78,343
Loews	4,230,793	198,044
Marsh & McLennan	1,835,200	143,072
Progressive	2,917,400	128,628
White Mountains Insurance Group	177,032	153,775
		1,049,832
Thrifts & Mortgage Finance 0.6%		
Capitol Federal Financial	5,425,185	77,092
		77,092
Total Financials		2,874,841
HEALTH CARE 11.0%		
Biotechnology 1.9%		
Alkermes (2)	3,144,427	182,282
Seattle Genetics (2)	1,490,330	77,110
		259,392
Health Care Equipment & Supplies 4.6%		
Baxter International	3,839,200	232,425
Haemonetics (2)	1,103,800	43,589
Halyard Health (2)	1,003,568	39,420
Hologic (2)	4,463,533	202,555
Zimmer Biomet Holdings	831,500	106,765
		624,754
Health Care Providers & Services 1.9%		
Patterson Companies	1,840,300	86,402
Select Medical Holdings (1)(2)	11,319,265	173,751
		260,153
Pharmaceuticals 2.6%		
Perrigo	2,752,200	207,846

Zoetis	2,265,300	141,310
		349,156
Total Health Care		1,493,455
INDUSTRIALS & BUSINESS SERVICES 8.4%		
Aerospace & Defense 2.7%		
Cobham (GBP)	21,430,388	36,191
Textron	6,911,998	325,555
		361,746
Air Freight & Logistics 2.8%		
C.H. Robinson Worldwide	4,180,500	287,117
Expeditors International of Washington	1,788,300	101,003
		388,120
Commercial Services & Supplies 0.5%		
Cintas	590,900	74,477
		74,477
Machinery 1.7%		
AGCO	429,200	28,924
Cummins	461,800	74,913
Xylem	2,236,200	123,952
		227,789
Road & Rail 0.7%		
Kansas City Southern	892,400	93,390
		93,390
Total Industrials & Business Services		1,145,522
INFORMATION TECHNOLOGY 2.7%		
Electronic Equipment, Instruments & Components 1.2%		
AVX	4,365,009	71,324

National Instruments	2,347,400	94,413
		165,737
Semiconductors & Semiconductor Equipment 1.5%		
Applied Materials	1,135,700	46,916
Marvell Technology Group	9,264,203	153,044
		199,960
Total Information Technology		365,697
MATERIALS 7.3%		
Chemicals 1.0%		
FMC	1,234,200	90,158
Mosaic	1,851,300	42,265
		132,423
Construction Materials 1.4%		
Vulcan Materials	1,529,000	193,694
		193,694
Containers & Packaging 0.5%		
Westrock	1,320,042	74,794
		74,794
Metals & Mining 4.1%		
Franco-Nevada (CAD)	2,694,300	194,406
Newmont Mining	8,624,700	279,354
Nucor	1,319,700	76,371
		550,131
Paper & Forest Products 0.3%		
Louisiana Pacific (2)	1,600,200	38,581
		38,581
Total Materials		989,623

REAL ESTATE 6.8%		
Equity Real Estate Investment Trusts 5.3%		
Equity Commonwealth, REIT (2)	3,984,321	125,905
Equity Residential, REIT	1,760,600	115,900
Macerich Company, REIT	839,892	48,764
Rayonier, REIT (1)	8,749,900	251,735
Taubman Centers, REIT	1,373,725	81,805
Weyerhaeuser, REIT	2,983,800	99,957
		724,066
Real Estate Management & Development 1.5%		
Realogy Holdings	5,118,100	166,083
St. Joe (2)	1,813,137	33,996
		200,079
Total Real Estate		924,145
TELECOMMUNICATION SERVICES 0.3%		
Wireless Telecommunication Services 0.3%		
Telephone & Data Systems	1,406,983	39,044
Total Telecommunication Services		39,044
UTILITIES 4.2%		
Electric Utilities 2.4%		
Entergy	249,325	19,140
FirstEnergy	10,496,190	306,069
		325,209
Independent Power & Renewable Electricity Producers 1.8%		
Calpine (2)	2,261,900	30,604
NRG Energy	12,072,545	207,889
		238,493
Total Utilities		563,702

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/17	Year Ended 12/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 82,360	$ 119,550
Net realized gain	454,203	958,060
Change in net unrealized gain / loss	(127,621)	1,549,140
Increase in net assets from operations	408,942	2,626,750
Distributions to shareholders		
Net investment income		
Investor Class	–	(98,688)
Advisor Class	–	(2,952)
R Class	–	(1,006)
I Class	–	(14,974)
Net realized gain		
Investor Class	–	(617,698)
Advisor Class	–	(24,943)
R Class	–	(13,083)
I Class	–	(79,071)
Decrease in net assets from distributions	–	(852,415)
Capital share transactions*		
Shares sold		
Investor Class	779,572	1,333,291
Advisor Class	28,559	74,664
R Class	13,393	31,484
I Class	577,705	1,300,717
Distributions reinvested		
Investor Class	–	680,344
Advisor Class	–	27,449
R Class	–	14,089
I Class	–	84,691
Shares redeemed		
Investor Class	(1,144,014)	(2,645,402)
Advisor Class	(100,490)	(171,611)
R Class	(34,010)	(67,428)
I Class	(209,560)	(102,560)
Increase (decrease) in net assets from capital share transactions	(88,845)	559,728

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Mid-Cap Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing primarily in mid-sized companies that appear to be undervalued. The fund has four classes of shares: the Mid-Cap Value Fund (Investor Class), the Mid-Cap Value Fund–Advisor Class (Advisor Class), the Mid-Cap Value Fund–R Class (R Class), and the Mid-Cap Value Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $187,000 for the six months ended June 30, 2017.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $2,266,074,000 and $2,635,481,000, respectively, for the six months ended June 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2017, the cost of investments for federal income tax purposes was $11,200,122,000. Net unrealized gain aggregated $2,501,290,000 at period-end, of which $2,876,986,000 related to appreciated investments and $375,696,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and I Class. For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $963,000 for T. Rowe Price Services, Inc.; and $824,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2017, the fund was charged $287,000 for shareholder servicing costs related to the college savings plans, of which $215,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2017, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds.

Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six-months ended June 30, 2017, the fund was allocated $55,000 of Spectrum Funds’ expenses and $2,233,000 of Retirement Funds’ expenses. Of these amounts, $1,301,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2017, approximately 40% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2017, approximately 2% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of June 30, 2017.

NOTE 6 - LITIGATION

The fund is a named defendant or in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. A motion to dismiss was filed in this case and the district court granted the motion on January 9, 2017. The fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by district court and affirmed on appeal by the Second Circuit Court of Appeals. This second action asserted state law constructive fraudulent transfer claims in an attempt to recover stock redemption payments made to shareholders at the time of the LBO. The plaintiffs in this second action filed a petition for a writ of certiorari with the U.S. Supreme Court. The U.S. Supreme Court removed the petition from its December 9, 2016 calendar and the matter has not yet been rescheduled. The complaints allege no misconduct by the fund, and management has vigorously defended the lawsuits. The value of the proceeds received by the fund is $70,070,000 (0.52% of net assets), and the fund will incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the second quintile (Investor Class Expense Group and Advisor Class Expense Group) and first quintile (Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Investor Class Expense Group and Advisor Class Expense Group) and first quintile (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Value Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 17, 2017